UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2013

TX HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	0-32335	58-2558702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12080 Virginia Blvd., Ashland, Kentucky 41102
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (606) 928-1131

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

On February 23, 2013, at a special meeting (the “Special Meeting”) of the Board of Directors (“Board”) of TX Holdings, Inc. (the “Company”), pursuant to a vote of the directors present at the meeting, Mr. Richard Novack was removed from the Board and as President of the Company.  Mr. Novack was removed from the Board because, in the view of the Board, he was unable to work with certain members of senior management, including certain members of the Board, and employees of the Company.

Section 9 – Financial Statements and Exhibit

Item 9.01   Financial Statements and Exhibits

(c)           Exhibits.

17.1	Email correspondence from Mr. Novack, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TX HOLDINGS, INC.

Date: February 23, 2013	By:	/s/ William Shrewsbury
Chief Executive Officer and Chairman